UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

 426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 14, 2011, Puda Coal, Inc. (the “Company”) filed a current report on Form 8-K (“Original Filing”) in connection with the receipt of a resignation and non-reliance letter from Moore Stephens, its former independent registered public accounting firm, dated July 7, 2011 (the “Moore Stephens Letter”).  In the Moore Stephens Letter, Moore Stephens informed the Audit Committee that the management representation letters provided to Moore Stephens by the Company in connection with the audits of the Company’s consolidated financial statements for fiscal 2009 and 2010 included representations that were materially inconsistent with the transfers of subsidiary ownership by the Company’s Chairman, Mr. Ming Zhao, which are currently subject to the investigation by the Audit Committee, and therefore, the management representation letters can no longer be relied on by Moore Stephens.  The Moore Stephens Letter was filed as Exhibit 7.1 to the Original Filing in redacted form and a confidential treatment was requested for certain portions thereof.  Such confidential treatment was not granted by the Securities and Exchange Commission (the “Commission”).  Therefore, the Company hereby amends the Original Filing by providing a complete copy of the Moore Stephens Letter as Exhibit 7.1.  The investigation into the alleged transfers referenced in the Moore Stephens Letter is ongoing and no final conclusion has been reached yet.

The Company requested Moore Stephens to furnish to the Company as promptly as possible a letter addressed to the Commission stating whether Moore Stephens agrees with the statements made by the Company in the Original Filing, as amended by this report and, if not, stating the respects in which it does not agree.  The Company received such letter from Moore Stephens on August 18, 2011.  The Company hereby amends the Original Report by filing this Amendment No. 2 on Form 8-K/A with such letter as Exhibit 16.1.

Item 9.01   Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed or furnished as part of this report.

Exhibit No.	Description

7.1	Letter from Moore Stephens dated July 7, 2011
16.1	Letter from Moore Stephens received by Puda Coal, Inc. on August 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: August 18, 2011	By:	Qiong Wu
Qiong Wu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

7.1	Letter from Moore Stephens dated July 7, 2011
16.1	Letter from Moore Stephens received by Puda Coal, Inc. on August 18, 2011